                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                          Networks Electronics Corp.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                           NETWORKS ELECTRONIC CORP.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD DECEMBER 1, 1995

TO THE STOCKHOLDERS:

     Notice is hereby given that the 1995 Annual Meeting of Stockholders of NETWORKS ELECTRONIC CORP. (the "Company") will be held at the Summerfield Suites Hotel, 21902 Lassen Street, Chatsworth, California 91311 on December 1, 1995, at 2:30 p.m., Los Angeles time, for the following purposes:

     1. To elect five directors to each hold office until the next Annual Meeting of Stockholders or until their respective successors are elected;

     2. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

     Only holders of record of the Common Stock of the Company at the close of business on October 21, 1995 are entitled to notice of and to vote at the Annual Meeting and adjournment(s) thereof.

     All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person, even though he or she has returned a Proxy.


                                          DAVID WACHTEL
                                          -------------------------------
                                          David Wachtel
                                          Chairman of the Board, and
                                          Chief Executive Officer
Chatsworth, CA 91311
October 30, 1995

     IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                           NETWORKS ELECTRONIC CORP.

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD DECEMBER 1, 1995

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of NETWORKS ELECTRONIC CORP., a California corporation, (the "Company") for use at the 1995 Annual Meeting of Stockholders to be held at the Summerfield Suites Hotel, 21902 Lassen Street, Chatsworth, California 91311, at 2:30 p.m., Los Angeles time, on December 1, 1995 and any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposal described in this Proxy Statement.

     All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted as indicated on the proposals described in this Proxy Statement unless otherwise directed. A stockholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

     The close of business on October 21, 1995 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. At the record date, 1,596,221 shares of the Company's Common Stock, par value $0.25 per share, were outstanding. The Common Stock is the only outstanding class of securities entitled to vote at the meeting. At the record date, the Company had approximately 984 stockholders of record. The Company estimates that there are approximately 2,000 beneficial holders of the Company's Common Stock. A stockholder is entitled to cast one vote for each share of Common Stock held on the record date (each a "Share") on all matters to be considered at the Annual Meeting. Abstentions and shares held by brokers that are prohibited from exercising discretionary authority will be counted as present for the purposes of determining if a quorum is present but will not be counted as voting.

     The Company's principal executive offices are located at 9750 De Soto Avenue, Chatsworth, California, 91311 and its telephone number is (818) 341-0440. This Proxy Statement and the accompanying Proxy were mailed to all stockholders entitled to vote at the Annual Meeting on or about November 1, 1995.

                               CUMULATIVE VOTING

     In voting for directors, a shareholder is entitled to five votes for each share of common stock held, one for each of five directors. A stockholder may cast his votes evenly for all directors or may cumulate such votes and cast same for one nominee or distribute same among two or more nominees.

                       NOMINEES FOR ELECTION AS DIRECTORS

     The proxy holders intend to cast all votes pursuant to the authorizing proxies received by them for the election as directors, of the five nominees listed below. Directors so elected will hold office until December 1, 1996, or until their successors are elected and qualified. Such proxy holders reserve the right, however, to vote such proxies cumulatively and for the election of less than all of the nominees for directors but do not intend to do so unless nominees other nominees other than those named herein are nominated at the meeting. In the event any of the five nominees for directors shall become unavailable for election, it is the intention of the proxy holders to vote for an alternate nominee who will be designated by management. The Company has no reason to believe that any nominee will be unwilling or unable to serve if elected as a director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH
                          OF THE NOMINEES LISTED BELOW

     The Board of Directors proposes the election of the following nominees as the Directors of the Company:

                                 David Wachtel
                               Barry Bartholomew
                                Glenn Linderman
                                Rodica Patrichi
                                 Ileana Wachtel

INFORMATION WITH RESPECT TO NOMINEES AND EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the nominees, directors and executive officers of the Company as of October 27, 1995:

            NAME                 AGE                PRINCIPAL OCCUPATION
            ----                 ---                --------------------
NOMINEES:
David Wachtel                    36      Chief Executive Officer, President, Chief
                                         Financial Officer

Barry Bartholomew                44      Managing Attorney of Barry Bartholomew &
                                         Associates

Glenn Linderman                  36      Vice President of Libra Investments, Inc.

Ileana Wachtel                   35      Political Consultant and Trustee of the
                                         Mihai D. Patrichi Trust

Rodica Patrichi                  56      Trustee of the Mihai D. Patrichi Trust

OTHER EXECUTIVE OFFICERS:

Edwin J. Turner                  62      Executive Vice President and Secretary

Mohammad Tabassi                 47      Vice President

     The executive officers of the Company are appointed by and serve at the discretion of the Board of Directors. Ileana Wachtel is the spouse of David Wachtel. Rodica Patrichi is the widow of the Company's founder, Mihai Patrichi. Other than as stated above, there is no family relationship between any director and any executive officer of the Company.

     DAVID WACHTEL. Mr. Wachtel is Chairman of the Board, Chief Executive Officer, President, and Chief Financial Officer of the Company. Mr. Wachtel has served as Chairman since 1994 and as a Director since 1993. He is responsible for the development of corporate policies in such areas as planning and finance, research and development; and client relations. Mr. Wachtel is the son-in-law of the Company's late founder, Mihai D. Patrichi. Until April 1995, he was the Managing Partner at InvesTech Systems, an investment systems consulting and software development firm, and was previously president of Talsarn Pty. Ltd., a software consulting and development firm. He also formerly served as MIS manager of the Company from 1991 through 1992.

     BARRY BARTHOLOMEW. Mr. Bartholomew is Managing Attorney of Barry Bartholomew & Associates. Formerly, he was a partner at Knapp, Petersen & Clarke.

     GLENN LINDERMAN. Mr. Linderman is Vice President of Libra Investments Inc. He was previously a Vice President of Columbia Savings & Loan.

     ILEANA WACHTEL. Ms. Wachtel is a trustee of the Mihai D. Patrichi Trust and is the daughter of the Company's founder, the late Mihai D. Patrichi, and the spouse of David Wachtel. She is a political consultant involved in political research and media strategy.

     RODICA PATRICHI. Mrs. Patrichi is the widow of Mihai D. Patrichi and is a trustee of the Mihai D. Patrichi Trust.

     EDWIN J. TURNER. Mr. Turner has served as Executive Vice President and Secretary of the Company since August 1983. He is responsible for the Bearing Division sales and administration.

     MOHAMMAD TABASSI. Mr. Tabassi has held the position of Vice President since 1994 and has held the position of Manager of the Company's Ordnance Division since 1993. Other duties of Mr. Tabassi include engineering and price quoting functions. He joined the Company in January 1987 as Ordnance Quality Test Engineer.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held a total of 4 meetings during the fiscal year ended June 30, 1995. During the fiscal year ended June 30, 1995, each director attended each of the meetings of the Board of Directors held while he or she was a director.

COMPENSATION OF DIRECTORS

     During the year ended June 30, 1995, the Company paid director fees of $13,000 consisting of $5,000 to Barry Bartholomew, $4,000 to David Wachtel, $2,000 to Glenn Linderman, and $1,000 each to Ileana Wachtel and Rodica Patrichi. In addition, Glenn Linderman provided financial consulting services to the Company in the amount of $9,281.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table shows, as to the Chief Executive Officer and his predecessor in that position, information concerning all compensation paid for services to the Company in all capacities during the last three fiscal years. Except as set forth in the table, no other executive officer received a salary plus bonus which exceeded $100,000 during the last fiscal year.

                           SUMMARY COMPENSATION TABLE

                                         ANNUAL COMPENSATION              LONG TERM
                                --------------------------------------   COMPENSATION
                                                             OTHER       ------------
             NAME AND                                        ANNUAL      STOCK OPTION     ALL OTHER
        PRINCIPAL POSITION      YEAR    SALARY    BONUS   COMPENSATION    AWARDS(1)     COMPENSATION
    --------------------------  ----   --------   -----   ------------   ------------   -------------
    David Wachtel               1995   $ 35,884   $865      $ 16,283(2)     75,000           $ 0
      CEO
    Mihai D. Patrichi           1995     71,849      0        19,445(3)          0             0
      CEO (deceased)            1994    252,585      0        82,029(4)          0             0
    >                           1993    252,585      0        90,654(5)          0             0

---------------

(1) All numbers reflect the number of shares of Common Stock subject to options granted during the fiscal year.
(2) Includes consulting fees of $9,500, director fees of $4,000, and medical-related benefits of $2,783.
(3) Includes medical-related benefits of $19,445.
(4) Includes medical-related benefits of $68,576 and other personal benefits of $13,453.
(5) Includes medical related benefits of $86,588 and other personal benefits of $4,066.

OPTIONS GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information regarding grants of stock options made during the fiscal year ended June 30, 1995 to the executive officers named in the Summary Compensation Table ("Named Executive Officers").

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                POTENTIAL
                                                     INDIVIDUAL GRANTS                       REALIZABLE VALUE
                                  -------------------------------------------------------   AT ASSUMED ANNUAL
                                                 PERCENT OF                                   RATES OF STOCK
                                                    TOTAL                                   PRICE APPRECIATION
                                  NUMBER OF    OPTIONS GRANTED   EXERCISE OR                FOR OPTION TERM(1)
            NAME AND               OPTIONS     TO EMPLOYEES IN   BASE PRICE    EXPIRATION   ------------------
       PRINCIPAL POSITION         GRANTED(2)   FISCAL YEAR(3)     PER SHARE       DATE        5%        10%
--------------------------------  ----------   ---------------   -----------   ----------   -------   --------
David Wachtel...................    75,000          96.8%          $0.1875       11/1/99    $26,487    $35,578
  CEO
Mihai D. Patrichi...............         0              0                0           N/A          0          0
  CEO Deceased

---------------

(1) The potential realizable value is based on the assumption that the Common Stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the option term. These amounts are calculated pursuant to applicable requirements of the Securities and Exchange Commission and do not represent a forecast of the future appreciation of the Company's Common Stock.

(2) Mr. Wachtel exercised these options on October 23, 1995.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTIONS

     The following table sets forth, for each of the Named Executive Officers, certain information regarding the exercise of stock options during the fiscal year ended June 30, 1995, and the value of options held at fiscal year end.

                   AGGREGATED OPTION EXERCISES IN FISCAL YEAR
                      AND FISCAL YEAR-END OPTION VALUES(1)

                                                                                           VALUE OF ALL UNEXERCISED
                                                           NUMBER OF UNEXERCISED OPTIONS    IN-THE-MONEY OPTIONS AT
                                                                AT FISCAL YEAR-END            FISCAL YEAR-END(1)
       NAME AND         SHARES ACQUIRED                    -----------------------------   -------------------------
  PRINCIPAL POSITION      ON EXERCISE     VALUE REALIZED     EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
----------------------- ---------------   --------------   -----------------------------   -------------------------
David Wachtel..........        0                $0                  75,000(2)/0                    $18,750/0
  CEO
Mihai D. Patrichi......        0                 0                            0                            0
  CEO (Deceased)

---------------

(1) Based upon the last reported sale price of the Common Stock on the NASDAQ electronic bulletin board on June 30, 1995.

(2) Mr. Wachtel exercised all 75,000 options on October 23, 1995.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors, and greater-than-ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that, during the year ended June 30, 1995, all relevant Section 16(a) filing requirements were complied with, except that
(1) Mr. Wachtel, Chief Executive Officer of the Company, Ms. Ileana Wachtel, Director, and Mr. Tabassi, Vice President, Rodica Patrichi, Director, Edwin Turner, Director, Barry Bartholomew, Director, and the Mihai D. Patrichi Trust filed late reports of initial beneficial ownership on Form 3; and (2) Mr. Wachtel filed one late report with respect to the grant to him of 75,000 shares of Common Stock and (3) each of Messrs. Turner and Tabassi filed late reports with respect to their respective option grants of 500 shares of Common Stock.

CERTAIN TRANSACTIONS WITH MANAGEMENT

     During the year ended June 30, 1995, the Company's Board of Directors awarded 75,000 fully vested stock options to its chief executive officer, exercisable at a price of $.1875 per share. The exercise price corresponded to the mid-point of the closing bid and ask price of the Company's common stock on the date of grant, which was November 1, 1994.

     In January 1995, the Company received a $152,000 loan from a principal shareholder, the Mihai D. Patrichi Trust, secured by specific machinery and equipment. The loan is being repaid in equal monthly principal installments of $4,222 (plus interest at 10%) over a three year period. A loan fee of $2,000 was charged to consummate the transaction, and interest paid on the note through June 30, 1995 amounted to $6,230.

     During each of the years ended June 30, 1994, 1993, respectively, Mihai D. Patrichi, the Company's former president, charged the Company $3,000 for the use of space in his home to exclusively conduct Company business.

     The Company has an employment agreement with David Wachtel, its President and Chief Executive Officer. The agreement provides for minimum annual compensation of $150,000 for a period of three years. The Company previously had an employment agreement with Mihai D. Patrichi, the Company's Founder, and former President and Chief Executive Officer, who passed away in November 1994. The agreement provided for minimum compensation of $180,000 per year until the end of Mr. Patrichi's life. However, effective September 1994, Mr. Patrichi took a salary reduction to $153,000 per year as a condition of the Company's chapter 11 reorganization plan. The Board of Directors has also agreed to pay all medical and dental insurance premiums for its corporate officers, plus the deductible expense portions operative under the respective plans.

     Prior to the year ended June 30, 1995, the Company from time to time advanced funds to Mihai D. Patrichi at an annual interest rate of 7%. The total receivable at June 30, 1995 (with accrued interest) amounted to $27,228, including unpaid advances outstanding from prior years of $25,370. Interest earned on this receivable amounted to $1,781, $1,773, and $1,280 for the fiscal years ended June 30, 1995, 1994, and 1993, respectively.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth as of October 27, 1995 certain information relating to the ownership of the Company Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company Common Stock, (ii) each of the Company's directors, (iii) each of the Company's Named Officers, and (iv) all of the Company's executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each of such persons has the sole voting and investment power with respect to the shares owned. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this Rule, certain shares may be deemed to be beneficially owned by more than one person (such as where persons share voting power or investment power). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

                                                                             PERCENT OF CLASS
                       NAME AND ADDRESS                 NUMBER OF SHARES         OWNED(1)
                       ----------------                 ----------------     ----------------
        Mihai D. Patrichi Trust(2)(3).................       790,383               47.3%
          10779 Bellagio Road
          Los Angeles, CA 90077

        David Wachtel.................................        75,000(4)             4.5%
          2218 21st Street
          Santa Monica, CA 91311

        Barry Bartholomew.............................        10,000(5)                *
          701 North Brand Blvd.
          Suite 800
          Glendale, CA 91203

        Glenn Linderman...............................             0                  0%
          11766 Wilshire Blvd.
          Suite 870
          Los Angeles, CA 90025

        Rodica Patrichi...............................       795,764(6)            47.6%
          10779 Bellagio Road
          Los Angeles, CA 90077

        Ileana Wachtel................................       797,660(7)            47.7%
          2218 21st Street
          Santa Monica, CA 91311

        Edwin J. Turner...............................        10,611(8)                *
          22015 Prairie Street
          Chatsworth, CA 91311

        Mohammad Tabassi..............................           611(9)                *
          19442 Romar Street
          Northridge, CA 91324

        Moldovita Romanian Orthodox Church Inc. ......        90,909                5.4%
          24425 Woolsey Canyon
          Chatsworth, CA 91311

        All executive officers and directors as a
          group (7 persons)(10).......................       899,263               53.1%

---------------

  *  Less than one percent.

 (1) Based on 1,671,221 shares of Common Stock outstanding as of October 27,
     1995.

 (2) Set Forth below is a list of the beneficiaries of the Mihai D. Patrichi Trust and the beneficial ownership of each beneficiary assuming an immediate distribution of the Company's shares held by the Mihai D. Patrichi Trust:

                              NAME AND ADDRESS                     NUMBER OF SHARES
                              ----------------                     ----------------
            Ileana Wachtel.......................................       173,353
              2218 21st Street
              Santa Monica, CA 91311
            Rodica Patrichi......................................       157,182
              10779 Bellagio Road
              Los Angeles, CA 90077
            Radu Patrichi........................................       171,457
              73095 Shadow Mt. Drive
              Palm Desert, CA 92260
            Michael Patrichi.....................................       156,076
              17190 Strawberry Drive
              Encino, CA 91436
            Alex Patrichi........................................       156,076
              17190 Strawberry Drive
              Encino, CA 91436

 (3) Ileana Wachtel and Rodica Patrichi are co-trustees with joint voting and dispositive power over these shares.

 (4) Does not include shares of Common Stock held by the Mihai D. Patrichi Trust and controlled by trustees including Mr. Wachtel's spouse, Ileana Wachtel, a beneficiary.

 (5) All of these shares are issuable upon exercise of currently exercisable options.

 (6) Includes 790,383 shares held by the Mihai D. Patrichi Trust and deemed beneficially owned by Mrs. Patrichi.

 (7) Includes 790,383 shares held by the Mihai D. Patrichi Trust and deemed beneficially owned by Ileana Wachtel. Does not include 75,000 shares held by Mr. Wachtel, Ileana Wachtel's spouse, in which Ileana Wachtel has a community property interest.

 (8) Includes 10,500 shares issuable upon exercise of currently exercisable options.

 (9) Includes 500 shares issuable upon exercise of currently exercisable options.

(10) Includes 21,000 shares of Common Stock underlying options which were exercisable on or which will become exercisable within 60 days of October 27, 1995; and 790,383 shares held by the Mihai D. Patrichi Trust and deemed beneficially owned by Ileana Wachtel and Rodica Patrichi.

                           PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1996 Annual Meeting must be received by the Company no later than June 30, 1996, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Hurley & Company, independent accountants, were selected by the Board of Directors to serve as independent auditors of the Company for the fiscal year ended June 30, 1995, and have been selected by the Board of Directors to serve as independent auditors of the fiscal year ending June 30, 1996. Representatives of Hurley & Company are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will respond to appropriate questions from stockholders.

                                 OTHER MATTERS

     The Board of Directors is not aware of any matter to be acted upon at the Annual Meeting other than described in this Proxy Statement. Unless otherwise directed, all shares represented by the persons named in the accompanying proxy will be voted in favor of the proposals described in this Proxy Statement. If any other matter properly comes before the meeting, however, the proxy holders will vote thereon in accordance with their best judgment.

                                    EXPENSES

     The entire cost of soliciting proxies will be borne by the Company. Solicitation may be made by mail, telephone, telegraph and personal contact by officers and other employees of the Company, who will not receive additional compensation for such services. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward soliciting material to the beneficial owners of the Company's Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

                         ANNUAL REPORT TO STOCKHOLDERS

     The Company's Annual Report for the fiscal year ended June 30, 1995 is being mailed to stockholders along with this Proxy Statement. The Annual Report is not to be considered part of the soliciting material.

                              REPORT ON FORM 10-K

     THE COMPANY UNDERTAKES, UPON WRITTEN REQUEST, TO PROVIDE, WITHOUT CHARGE, EACH PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED WITH A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 1995, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT EXCLUDING EXHIBITS THERETO. REQUESTS SHOULD BE ADDRESSED TO NETWORKS ELECTRONIC CORP., 9750 DE SOTO AVENUE, CHATSWORTH, CALIFORNIA, 91311, ATTN: CHIEF FINANCIAL OFFICER.


                                          ON BEHALF OF THE BOARD OF DIRECTORS


                                          DAVID WACHTEL
                                          ------------------------------------
                                          David Wachtel
                                          Chairman and Chief Executive Officer


DATED: October 30, 1995

                           NETWORKS ELECTRONIC CORP.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints David Wachtel as proxy with the power to appoint his substitute and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Networks Electronic Corp. ("Networks") held on record by the undersigned on October 21, 1995 at the annual meeting of shareholders to be held on December 1, 1995 or any adjournment thereof.

1. For the election of the following persons as directors of Networks to serve until the next annual meeting of shareholders and until their respective successors shall be elected and qualified:

     David Wachtel, Barry Bartholomew, Glenn Linderman, Rodica Patrichi,
                                Ileana Wachtel

For all nominees listed above (except as indicated to the contrary below) / /

WITHHOLD AUTHORITY to vote for all nominees listed above / /

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW).

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2.  In his/her discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

                 (Continued and to be signed on the other side)

                  (PLEASE DO NOT FOLD OR PERFORATE THIS CARD)


                          (Continued from other side)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposal 1.


Dated                         , 1995               By
      ------------------------                       --------------------------

                                                   By
                                                     --------------------------
                                                         (if held jointly)

                                                        IMPORTANT: Please sign
                                                        exactly as name appears
                                                        below. When shares are
                                                        held by joint tenants,
                                                        both should sign. When
                                                        signing as attorney,
                                                        executor, administrator,
                                                        trustee or guardian,
                                                        please give full title
                                                        as such. If a
                                                        corporation, please sign
                                                        in full corporate name
                                                        by president or
                                                        authorizing officer. If
                                                        a partnership, please
                                                        sign in partnership name
                                                        by authorized person.

Please sign, date and return promptly in the enclosed envelope which requires no postage if mailed in the United States.